EXHIBIT 3.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     FLORIDA



  Number                                                               Shares
------------                                                       -------------

                                    Firstline
                          ENVIRONMENTAL SOLUTIONS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $0.001
-----------                                                        -------------

                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
THIS CERTIFIES THAT                                      |CUSIP NO. 337656 10 0
                                                         -----------------------

IS THE RECORD HOLDER OF


      Shares of FIRSTLINE ENVIRONMENTAL SOLUTIONS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until conuntersigned by the Transfer Agent and registered by the Registrar

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


SECRETARY                                                              PRESIDENT

 INTERWEST TRANSFER CO. INC. P.O. BOX 17138 / SALT LAKE CITY, UTAH 84117

 COUNTERSIGNED & REGISTERED
                           ------------------------
                           COUNTERSIGNED Transfer Agent Authorized Officer

                          -----------------------------
                          | Firstline Environmental   |
                          |       Solutions Inc.      |
                          |      CORPORATE SEAL       |
                          |                           |
                          |         Florida           |
                          -----------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto
                                         ----------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER   |                          |
INDENTIFYING NUMBER OF ASSIGNEE          |                          |
                                         ----------------------------

                Please print or type name and address of assignee

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                   Shares
-----------------------------------------------------------------

of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: __________

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
           NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                   WHATSOEVER.


NOTICE SIGNATURE GUARANTEED:

     SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK(OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLLION GUARATNEE PROGRAM.

     TRANSFER FEE WILL APPLY